SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

30.   SUBSEQUENT EVENTS

On January 3, 2018, Quebecor Media Inc. transferred all of its shares in the Corporation to a newly fully owned subsidiary, 9370-5762 Québec Inc. in exchange for a convertible promissory note for a value of $3,908.6 million that is convertible into 3,908,569,822 common shares of 9370-5762 Québec Inc. The following day, the Corporation was merged with 9370-5762 Québec Inc. The new merged Corporation will continue to operate under the name of Videotron Ltd.  Since this transaction resulted in no substantive changes in the parent corporation reporting group, the transaction was accounted for using the continuity of interest method. Under this method, all figures of the Corporation will then reflect the carrying values of the two merged entities as reported in the consolidated financial statements of Quebecor Media Inc. and comparative figures will be presented as if the two merged entities had always been combined.

On January 8, 2018, the convertible promissory note was converted into 3,908,569,822 common shares of the Corporation.

On January 16, 2018, the Corporation reduced its paid-up capital for a cash consideration of $342.0 million. On the same day, Quebecor Media Inc. reimbursed the subordinated loan of $342.0 million from the Corporation.

On February 27, 2018, the Corporation contracted a subordinated loan of $2.39 billion from Quebecor Media Inc., bearing interest at a rate of 9.5%, payable every six months on June 20 and December 20, and maturing on February 27, 2048. On the same day, the Corporation invested the total proceeds of $2.39 billion into 2,390,000 preferred shares, Series C, of 9346-9963 Québec Inc. These shares carry the right to receive an annual dividend of 9.6%, payable semi-annually.